UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2001

                      TEDA TECHNOLOGIES INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

   Nevada                         000-27543                         98-0204680
(State or Other                (Commission File                   (IRS Employer
Jurisdiction of                    Number)                        Identification
Incorporation)                                                       Number)

   Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada, V5J 5H7
               (Address of principal executive offices) (Zip Code)

                                 (604) 438-3598
              (Registrant's telephone number, including area code)

                       EXPRESS INVESTMENTS ASSOCIATES INC.
          (Former name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant

     TEDA TECHNOLOIGES INTERNATIONAL INC. (the "Registrant") entered into a Share Exchange Agreement, dated as of September 1, 2001 (the "Share Exchange Agreement") by and among, the Registrant, Teda Technologies Inc. ("TC"), Tianjin Eastern Shipping Co. Ltd. (the "Founding Shareholder") and the shareholders of TC therein (the "TC Shareholders" together with the Founding Shareholder TC, the "Shareholders"). Pursuant to the Share Exchange Agreement, on Septeember 1, 2001 (the "Closing"), the Registrant acquired from the Shareholders all of the shares of TC (the "Acquisition") in exchange for fifteen million, six hundred and ninety seven thousand (15,697,000) shares of the Registrant's common stock representing 94.0% of the issued and outstanding shares of the Registrant after giving effect to the Acquisition.

The following table sets forth certain information after giving effect to the issuance of the securities at the Closing with respect to the beneficial ownership of the outstanding shares of common stock by the Registrant's directors, executive officers and each person known to the Registrant who owns in excess of 5% of the outstanding shares of common stock and the directors and executive officers of the Registrant as a group.

Each person listed below has personal and sole beneficial ownership of the shares of common stock listed with their name:

                                     Total Number
Name                                   Of Shares         Percentage Ownership

Tianjin Eastern Shipping Co. Ltd.      6,000,000                35.93%
Richard Wang                           1,000,000                 5.99%
Edward Chen                            1,000,000                 5.99%
Jun Zhou                               1,000,000                 5.99%
Karen Dadson                           1,000,000                 5.99%
Tianjin Wan Fang Teda Technology       3,000,000                17.96%
Development Co. Ltd.

All Directors and Executive
Officers (4 persons)                   3,000,000                17.96%

Item 2. Acquisition or Disposition of Assets.

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

As described in Item 1 above, pursuant to the Share Exchange Agreement, the Registrant acquired all of the issued and outstanding stock of TC. In consideration therefore, the Registrant issued to the Shareholders fifteen million, six hundred and ninety seven thousand (15,697,000) shares of the Registrant's common stock. The consideration for the acquisition of TC was negotiated on an arms length basis.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     The financial statements required by this item are not included in this initial report on form 8-K. Such financial statements will be filed by amendment not later than 60 days from the date hereof.

(c)  Exhibits.

     1.1 Share Exchange Agreement, dated as of September 1, 2001 by and among Teda Technologies International Inc., Teda Technologies Inc., Tianjin Eastern Shipping Co. Ltd. and the shareholders of Teda Technologies Inc. named therein including Schedule A (Profit Sharing Agreement) dated June 1, 2001 and Schedule B (Share Allotment to the Shareholders).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
                                         Registrant

DATED: September 14, 2001                By: /s/ Jun Zhou
                                             ----------------------------
                                             Name: Jun Zhou
                                             Title: President

                          Schedule A Material Contract

1.   The  Initial  Profit  Sharing   Agreement   between  Tianjin  Teda  Pioneer
     Technologies Co Ltd and TC, dated June 1, 2001.


                           Schedule B Share allotment

Name                          CS owned in TC       CS being issued in Registrant
----                          --------------       -----------------------------
Tianjin Eastern Shipping
Co. Ltd.                         6,000,000                  6,000,000
Jun Zhou                         1,000,000                    797,333
Peng Chen                        1,000,000                    797,334
Richard Wang                     1,000,000                    797,333
Karen Dadson                     1,000,000                  1,000,000
Wei Cao                            500,000                    500,000
Brian Roberts                      500,000                    500,000
Deshun Hu                          100,000                    100,000
Yuanying Qi                        300,000                    300,000
Mingfeng Hu                         50,000                     50,000
Chengsheng Jin                      20,000                     20,000
Zhongliang Hu                       50,000                     50,000
Dezhong Zhou                       100,000                    100,000
Ruihua Liu                          20,000                     20,000
Xiangying Zhong                     20,000                     20,000
Ying Hou                            20,000                     20,000
Guoxiang Zhang                      20,000                     20,000
Xin Dai                             10,000                     10,000
Chunlong Li                         20,000                     20,000
Qingrong Meng                       20,000                     20,000
Guangwei Fan                        10,000                     10,000
Yongfu Zhu                          50,000                     50,000
Hua Huang                           80,000                     80,000
Huiqing Sun                         20,000                     20,000
Shiyuan Xu                          20,000                     20,000
Shihui Sun                          20,000                     20,000
Donghui Zhang                       20,000                     20,000
Hong Hai                            10,000                     10,000
Yuhai Han                           10,000                     10,000
Ximing Sun                          50,000                     50,000
Suzhen Wang                         50,000                     50,000
Yi Lu                               20,000                     20,000
Xiujuan Yu                          20,000                     20,000
Yinghua Gao                         50,000                     50,000
Xuexian Xiao                        50,000                     50,000
Pei Zhang                          100,000                    100,000
Yuanjia Lin                        100,000                    100,000
Qian Li                             50,000                     50,000
Tongwang Han                        50,000                     50,000
Hongxiang Chen                     100,000                    100,000
Xiuping Shao                       200,000                    200,000
Jingfeng Hu                        200,000                    200,000
Shiping Wang                       200,000                    200,000
Tianjin WanFang Teda
Technology Development
Co. Ltd.                         3,000,000                  3,000,000
Qi Wang                             50,000                     50,000
Wei Hua Zhu                         25,000                     25,000
                                ----------                 ----------
Total shares                    16,305,000                 15,697,000